                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated
March 20, 2007, in the Registration Statement and related Prospectus
(Form S-6 No. 333-140873) dated March 20, 2007 of Equity Opportunity Trust,
Value Select Ten Series 2007B.

                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------
                                                         ERNST & YOUNG LLP

New York, New York
March 20, 2007